SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2010

TIME ASSOCIATES, INC.
(exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

333-59114	33-0730042
Commission File Number	IRS Employer Identification Number

1580 N. Batavia Street, Suite #2, Orange, California	92867
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 288-5901

TIME LENDING CALIFORNIA, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement for the Purchase of Common Stock

Michael F. Pope and Philip C. La Puma  (the “Stockholders”), the majority shareholders, officers and directors of Time Associates, Inc., a Nevada corporation (the “Registrant”) sold a total of 18, 661,000 shares of common stock of the Registrant pursuant to a share purchase agreement entered into as of July 7, 2010 (the “Share Purchase Agreement”) with William Alverson (the “Buyer”).  In accordance with the terms and provisions of the Share Purchase Agreement, the Stockholders sold an aggregate of 18,661,000 shares of common stock of the Registrant to the Buyer in exchange for $258,000 (the “Purchase Price”). The closing and consummation of the Share Purchase Agreement occurred July 8, 2010 (the “Closing Date”). The Purchase Price shall be paid as follows: (i) $180,000 has been paid as of the Closing Date; (ii) $78,000 shall be paid within 60 days of the Closing Date pursuant to a promissory note and pledge agreement (the Note”).  A total of 13,200,000 shares has been delivered to the Buyer.  The remaining 5,461,000 shares of common stock will be delivered to the Buyer upon the payment of the Note.  As of the Closing Date, the new officers and directors of the Registrant have been appointed and the then current officers and directors of the Registrant have resigned.

A copy of the Share Purchase Agreement is filed with this report as Exhibit 10.1 and is incorporated by reference herein.  The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the stock purchase agreement.

Item 5.01	CHANGES IN CONTROL OF REGISTRANT.

As a result of the transaction described in Item 1.01, a change in control occurred with respect to the Registrant’s capital stock ownership.

Beneficial Ownership Chart

The following table sets forth certain information, as of the date hereof, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Current Report, there are 24,394,040 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership
Directors and Officers:
William Alverson, Director 4440 PGA Blvd Ste 600 Palm Beach Gardens, FL 33410	13,200,000*	54.11%*
Michael F. Pope 907 E. Wilson Ave Orange, CA 92867	3,130,500	12.83%
Philip C. La Puma 1786 N. Pheasant St. Anaheim, CA 92867	3,130,500	12.83%
Katherine T. West, CEO, President and Director 4440 PGA Blvd, Suite 600 Palm Beach Gardens, FL 33410	0	0%
All executive officers and directors as a group (4 persons)	19,461,000	79.77%
Beneficial Shareholders Greater than 10%
None

*
Mr. Alverson is entitled to additional 5,461,000 shares of common stock currently held by Messrs. Pope and La Puma under the terms of the Share Purchase Agreement upon the payment of the $78,000 Note.  Upon transfer of such shares, Mr. Alverson’s beneficial ownership in the Registrant will increase to 76.5%.

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Annual Report.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)      Resignation of Officer and Director

Michael F. Pope, Philip La Puma and Victoria Pope resigned as the Registrant’s respective officers and directors as of the Closing Date as that term is defined in the Share Purchase Agreement.

(c)      Appointment of Officer

On July 7, 2010, the Registrant appointed Katherine T. West, age 40, as its Chief Executive Officer and President. Ms. West is the founder and CEO of Healthient, Inc., parent company of SnackHealthy. From 2002 to 2009 she served on the board of directors and held various titles including executive vice president and chief financial officer for Travelstar.

(d)      Appointment of Directors

On July 7, 2010, the Registrant appointed William Alverson and Katherine T. West to serve as the members on its Board of Directors. William Alverson, age 45 is founder of Jupiter Venture Partners. He began his career in the financial services industry in 1989 as a financial advisor at American Express. He served as Chairman W.M.A & Associates, financial services firm where he guided private companies through their first rounds of financing and public listings. His largest holdings included Pacific Snacks, Travelmax, Baby Genius, FreeRealTime.com, and Travelstar (Chairman, CEO) Mr. Alverson is married to Ms. West.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.	Exhibit Description

10.1	Share Purchase Agreement between the Registrant, Michael F. Pope, Philip C. La Puma and William Alverson, dated July 8, 2010

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 13, 2010	TIME ASSOCIATGES, INC.

By:/s/ Katherine T. West
Katherine T. West
President